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                          SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.  20549



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                                      FORM 8-K
                                   CURRENT REPORT

                          PURSUANT TO SECTION 13 OR 15(d)
                       OF THE SECURITIES EXCHANGE ACT OF 1934

          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  MAY 17, 1999

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                               ATRIUM COMPANIES, INC.
               (Exact name of Registrant as specified in its charter)




         DELAWARE                    333-20095              75-2642488
     (State or other          (Commission File Number)   (I.R.S. Employer
jurisdiction of incorporation)                         Identification Number)

  1341 W. MOCKINGBIRD LANE
       SUITE 1200W                                            75247
       DALLAS, TEXAS                                        (Zip code)
  (Address of principal
     executive offices)

        Registrant's telephone number, including area code:  (214) 630-5757

                                       N/A
                    (former address if changed since last report)

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                      INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     On May 17, 1999, Atrium Companies, Inc. (the "Company") acquired all of the outstanding capital stock of H.I.G. Vinyl, Inc., a Delaware corporation, and, directly or indirectly, all of the outstanding capital stock of Heat, Inc., a Delaware corporation ("Heat"), pursuant to the terms of a stock purchase agreement (the "Purchase Agreement"), dated as of April 20, 1999, among Heat, its shareholders and optionholders, H.I.G. Vinyl, Inc., a Cayman Island corporation, H.I.G. Investment Fund, L.P., a Cayman Island limited partnership and H.I.G. Capital Management, Inc., a Delaware corporation. The purchase price for the acquisition was approximately $85 million, which was financed with a portion of the proceeds from the issuance on May 17, 1999 of $175 million of the Company's 10 1/2% Senior Subordinated Notes due 2009.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

     It is currently impracticable to provide the financial statements required by Rule 3.05(b) of Regulation S-X. These financial statements will be filed as soon as they are available, but not later than July 30, 1999.

(b)  PRO FORMA FINANCIAL INFORMATION

     It is currently impracticable to provide the pro forma financial information required by Article 11 of Regulation S-X. This pro forma financial information will be filed as soon as it is available, but not later than July 30, 1999.

(c)  EXHIBITS

     *2.1 Stock Purchase Agreement, dated as of April 20, 1999, among Heat, Inc., its shareholders and optionholders, H.I.G. Vinyl, Inc., a Cayman Island corporation, H.I.G. Investment Fund, L.P., a Cayman Island limited partnership and H.I.G. Capital Management, Inc., a Delaware corporation;

     *99.1     Press Release of Atrium Companies, Inc. dated May 19, 1999.

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*Filed herewith

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                                      SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                ATRIUM CORPORATION



                               By: /s/ Jeff L. Hull
                                   -----------------------------------
                                   Name:   Jeff L. Hull
                                   Title:  Executive Vice President,
                                           Chief Financial Officer,
                                           Treasurer and Secretary

Date:     June 1, 1999

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                                  INDEX TO EXHIBITS


EXHIBIT
NUMBER
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*2.1           Stock Purchase Agreement, dated as of April 20, 1999, among Heat,
               Inc., its shareholders and optionholders, H.I.G. Vinyl, Inc., a Cayman Island corporation, H.I.G. Investment Fund, L.P., a Cayman Island limited partnership and H.I.G. Capital Management, Inc., a Delaware corporation;

*99.1          Press Release of Atrium Companies, Inc. dated May 19, 1999.


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*Filed herewith